                                                                           Exhibit 99

                         FORM 3 JOINT FILER INFORMATION

Name:                                           Sharon Z. Hsing
Relationship to Issuer:                         10% Beneficial Owner
Address:                                        19850 Lanark Lane
                                                Saratoga, CA 95070
Designated Filer:                               Michael R. Hsing
Date of Event Requiring Statement:              11/18/2004
Issuer Name and Ticker or Trading Symbol:       Monolithic Power Systems, Inc. (MPWR)

                                                Sharon Z. Hsing

                                         Signature:  /s/ Sharon Z. Hsing